UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 8, 2011

CopyTele, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11254	11-2622630
(Commission File Number)	(IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

(631) 549-5900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry Into a Material Definitive Agreement.

On February 8, 2011, CopyTele, Inc., a Delaware corporation (the “Company”) entered into certain subscription agreements (the “Subscription Agreements”) separately with 10 accredited investors, including Denis Krusos, the Company’s Chairman and Chief Executive Officer, Henry Herms, the Company’s Chief Financial Officer and a director, and Lewis Titterton and George Larounis, directors of the Company (the “Investors”), for the private placement of 7,000,000 shares (the “Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase 7,000,000 shares of Common Stock (the “Warrant Shares”).  Each Warrant grants the holder the right to purchase the Warrant Shares at the purchase price per share of $0.1786 on or before February 8, 2016.  The Warrants issued to the officers and directors included a cashless exercise provision to offset in part the additional holding period requirement to which are they are subject to as affiliates of the Company.

The foregoing description of the Subscription Agreements and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and the Warrant, which is filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report is incorporated into this Item 3.02 by reference.

On February 8, 2011, pursuant to the Subscription Agreements, the Company completed the sale of 7,000,000 Shares and Warrants to the Investors for gross proceeds of $1,250,000.  The sale of the Shares and Warrants was not subject to any underwriting discounts or commissions.

The Shares (and Warrant Shares upon exercise of the Warrant) will not be registered under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption from registration under Section 4(2) of the Act, and Rule 506 promulgated thereunder, based on the fact that all of the Investors are “accredited investors,” as such term is defined in Rule 501 of Regulation D.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Subscription Agreement executed as of February 8, 2011 by and among the Company and each Investor.

10.2	Form of Common Stock Purchase Warrant issued as of February 8, 2011 by the Company to each Investors who were not directors or officers of the Company.

10.3	Form of Common Stock Purchase Warrant issued as of February 8, 2011 by the Company to directors or officers of the Company.

99	Press Release, dated February 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: February 10, 2011	By:	/s/ Denis A. Krusos
Denis A. Krusos
Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Subscription Agreement executed as of February 8, 2011 by and among the Company and each Investor.

10.2	Form of Common Stock Purchase Warrant issued as of February 8, 2011 by the Company to each Investors who were not directors or officers of the Company.

10.3	Form of Common Stock Purchase Warrant issued as of February 8, 2011 by the Company to directors or officers of the Company.

99	Press Release, dated February 10, 2011

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